Item 77Q(1)(d)
Touchstone Strategic Trust
The following document is included in the Registrant's Post-
Effective Amendment No. 146 filed with the SEC on December 16,
2016, (SEC Accession No. 0000711080-16-000180) and is
incorporated by reference herein:
Amended Rule 18f-3 Plan, with respect to the Touchstone Ohio
Tax-Free Bond Fund dated December 16, 2016.



Item 77Q(1)(e)
Touchstone Strategic Trust
The following document is included in the Registrant's Post-Effective Amendment No. 146 to the Registration Statement as filed with the SEC via EDGAR on December 16, 2016 (Accession 0000711080-16-000180) and is incorporated by reference herein:
Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Advisors with respect to the Touchstone Ohio Tax-Free Bond Fund dated December 16, 2016.




Item 77Q(1)(e)
Touchstone Strategic Trust
The following document is included in the Registrant's Post-Effective Amendment No. 139 to the Registration Statement as filed with the SEC via EDGAR on August 15, 2016 (Accession 0000711080-16-000126) and is incorporated by reference herein:
Sub-Advisory Agreement between Touchstone Advisors, Inc. and DSM Capital Partners LLC with respect to the Touchstone Large Company Growth Fund dated August 15, 2016.



Item 77Q(1)(e)
Touchstone Strategic Trust
The following document is included in the Registrant's Post-Effective Amendment No. 138 to the Registration Statement as filed with the SEC via EDGAR on August 15, 2016 (Accession 0000711080-16-000121) and is incorporated by reference herein:
Sub-Advisory Agreement between Touchstone Advisors, Inc. and DSM Capital Partners LLC with respect to the Touchstone Global Growth Fund dated August 15, 2016.



Item 77Q(1)(g)
Touchstone Strategic Trust
The following document is included as an exhibit in the Registrant's Form N-14 filed with the SEC on July 5, 2016, (SEC Accession No. 0000711080-16-000075) and is incorporated by reference herein:
Agreement and Plan of Reorganization, with respect to the DSM Large Cap Growth Fund and Touchstone Large Company Growth Fund.



Item 77Q(1)(g)
Touchstone Strategic Trust
The following document is included as an exhibit in the Registrant's Form N-14 filed with the SEC on July 6, 2016, (SEC Accession No. 0000711080-16-000081) and is incorporated by reference herein:
Agreement and Plan of Reorganization, with respect to the DSM Global Growth Fund, DSM Global Growth Income Fund and Touchstone Global Growth Fund.